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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) October 8, 2002
                                                 ---------------


                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                           333-73338                 74-2440858
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(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)


745 Seventh Avenue, New York, New York                       10019
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (212) 526-7000
                                                   --------------


101 Hudson Street, Jersey City, New Jersey  07302
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.
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         On October 8, 2002, a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2002-C4, Commercial Mortgage Pass-Through Certificates, Series 2002-C4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B, Class C, Class D, Class E, Class F and Class G (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-73338) and sold to Lehman Brothers Inc., UBS Warburg LLC, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters in the form attached hereto as Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the Depositor from UBS Warburg Real Estate Investments Inc. ("UBSWREI") as seller pursuant to a Mortgage Loan Purchase Agreement (the "UBS/Depositor Mortgage Loan Purchase Agreement") in the form attached hereto as Exhibit 99.1, which agreement contains representations and warranties made by UBSWREI to the Depositor with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Depositor in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
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Exhibit No.    Description

1.1 Underwriting Agreement among Structured Asset Securities Corporation as seller and Lehman Brothers Inc., UBS Warburg LLC, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as underwriters.

4.1 Pooling and Servicing Agreement among Structured Asset Securities Corporation as depositor, Wachovia Bank, National Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement between UBS Warburg Real Estate Investments as seller, UBS Principal Finance LLC as an additional party, and Structured Asset Securities Corporation as purchaser.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 22, 2002


                                         STRUCTURED ASSET SECURITIES CORPORATION


                                         By: /s/ Tracy Dembicer
                                             -----------------------------------
                                             Name: Tracy Dembicer
                                             Title: Senior Vice President






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EXHIBIT INDEX


              The following exhibits are filed herewith:


Exhibit No.                                                             Page No.
-----------                                                             --------
1.1 Underwriting Agreement among Structured Asset Securities Corporation, as seller and Lehman Brothers Inc., UBS
            Warburg LLC, Credit Suisse First Boston Corporation and
            Salomon Smith Barney Inc. as underwriters.

4.1 Pooling and Servicing Agreement among Structured Asset Securities Corporation as depositor, Wachovia Bank, National Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement between UBS Warburg Real Estate Investments Inc, as seller, UBS Principal Finance LLC as an additional party, and Structured Asset
            Securities Corporation as purchaser.





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